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                                                                  EXHIBIT 10.3

                               GENSYM CORPORATION

                         1995 DIRECTOR STOCK OPTION PLAN


     l.   PURPOSE

     The purpose of this 1995 Director Stock Option Plan (the "Plan") of Gensym Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.   ADMINISTRATION

     The Compensation Committee of the Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic and non-discretionary in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Compensation Committee of the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.   PARTICIPATION IN THE PLAN

     Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.   STOCK SUBJECT TO THE PLAN

          (a) The maximum number of shares which may be issued under the Plan shall be 100,000 shares of the Company's Common Stock, par value $.0l per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

          (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

          (c) All options granted under the Plan shall be non-statutory options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

     5.   TERMS, CONDITIONS AND FORM OF OPTIONS




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     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a) OPTION GRANT DATES. Options shall be granted on (i) the effective date of the Company's registration statement on Form S-1 relating to the Company's initial public offering of Common Stock to all eligible directors who are directors as of such date, and (ii) to all eligible directors on June 30 of each year commencing June 30, 1997.

          (b) SHARES SUBJECT TO OPTION. Each option granted under the Plan shall be exercisable for 2,000 shares of Common Stock.

          (c) OPTION EXERCISE PRICE. The option exercise price per share for the options granted upon the effective date of the Company's registration statement on Form S-1 relating to the Company's initial public offering shall equal the initial public offering price of the Common Stock. The option exercise price per share for subsequent options granted under the Plan shall equal (i) the last reported sale price per share of the Company's Common Stock on the Nasdaq National Market (or such other national securities exchange or trading system on which the Company's Common Stock may then be listed or quoted) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on the Nasdaq National Market or an exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

          (d) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

          (e) EXERCISE PERIOD. Each option may be exercised on a cumulative basis as to one-fifth of the shares subject to the option on each of the date of grant and the first, second, third and fourth anniversaries of the date of grant of such option, PROVIDED THAT (i) this option shall be exercisable only to the extent exercisable on the date that the optionee ceased to serve as a director of the Company, and (ii) subject to the provisions of Section 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company. No option shall be exercisable after the expiration of ten years from the date of grant.


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          (f)   EXERCISE PERIOD UPON DISABILITY OR DEATH. Notwithstanding the
provisions of Section 5(e), any option granted under the Plan may be exercised, to the extent then exercisable, by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extent then exercisable, upon the death of such optionee while a director of the Company by the person to whom it is transferred by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or by written notice filed pursuant to Section 5(h), in each case within the period of one year after the date the optionee ceases to be such a director by reason of such disability or death; provided that, no option shall be exercisable after the expiration of ten years from the date of grant.

          (g) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.

          (h) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

     6.   ASSIGNMENTS

      The rights and benefits under the Plan may not be assigned except as provided in Section 5.

     7.   TIME FOR GRANTING OPTIONS

     All options for shares subject to the Plan shall be granted, if at all, not later than five years after the approval of the Plan by the Company's stockholders.

     8.   LIMITATION OF RIGHTS

          (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

          (b) NO STOCKHOLDER RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his option until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made

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for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.   CHANGES IN COMMON STOCK

          (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 9 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"). No fractional shares will be issued under the Plan on account of any such adjustments.

          (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

     10.  AMENDMENT OF THE PLAN

          (a) The provisions of Sections 3, 5(a), (b) and (c) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Subject to the foregoing, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any

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time the approval of the stockholders of the Company is required as to such modification or amendment under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

          (b) The termination or any modification or amendment of the Plan shall not, without the consent of the optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionees affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     11.  WITHHOLDING

     The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 11 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

     l2.  NOTICE

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

     13.  EFFECTIVE DATE AND DURATION OF THE PLAN

          (a) The Plan shall become effective upon the closing of the Company's initial public offering, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of


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the Board's adoption of the Plan, all options granted under the Plan shall terminate and no further options shall be granted under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 10(a)) shall become effective when adopted by the Board of Directors, but no option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

          (b) Unless earlier terminated pursuant to Section 9, the Plan shall terminate upon the earlier of (i) November 2, 2000 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     14.  GENERAL RESTRICTIONS

          (a) The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

          (b) Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


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     l5.  GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.



                                       Adopted by the Board of Directors on
                                       November 22, 1995

                                       Approved by the
                                       Stockholders on January 16, 1996.



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             AMENDMENT NO. 1 TO THE 1995 DIRECTOR STOCK OPTION PLAN

                              OF GENSYM CORPORATION


     Section 5(b) of the 1995 Director Stock Option Plan (the "Plan") of Gensym Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

          "(b)   SHARES SUBJECT TO OPTION. Each option granted under the Plan shall be exercisable for 3,000 shares of Common Stock."



                                       Adopted by the Board of Directors on
                                       December 10, 1996

                                       Approved by the Stockholders of the
                                       Company on May 21, 1997


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